SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2012

FIDELITY SOUTHERN

CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550

Atlanta, Georgia 30305

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(404) 639-6500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 19, 2012, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2012. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

On April 20, 2012, Fidelity issued a press release announcing its board of directors on April 19, 2012 approved the distribution of a stock dividend on May 14, 2012 of one new share for every 60 shares held on the record date of May 1, 2012. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description

99.1	Earnings Press Release issued on April 19, 2012

99.2	Stock Dividend Press Release issued on April 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer

April 23, 2012